合同编号：ZL -2014-027

变更协议

出租方：中国制浆造纸研究院

承租方：雷克兰（北京）安全防护用品有限公司

根据双方所签房屋租赁合同（原合同编号：ZL -2012-007）（以下简称原合同），出租方和承租方经友好协商达成续约协议如下：

1、 租赁期限由自 2012 年 6 月 1 日起至 2015 年 5 月 30 日止，变更为自 2012 年 6 月 1 日起至 2016 年 5 月 30 日止。

2、 房屋租金。2014 年 6 月 1 日至 2016 年 5 月 30 日年房屋租金为人民币贰拾陆万陆仟叁佰零肆整（小写：266304.00 元）。按月均人民币贰万贰仟壹佰玖拾贰元整（小写：22192.00 元）。

除以上各条款需修改或增设外，出租方及承租方将按原合同履行责任及义务。

以下空白

出租方：中国制浆造纸研究院

代表签字：

日期：　　年　　月　　日

承租方：雷克兰（北京）安全防护用品有限公司

代表签字：

日期：　　年　　月　　日

合同编号：ZL-2015-030

房屋租赁合同续租协议

出租方： 中国制浆造纸研究院

承租方： 雷克兰（北京）安全防护用品有限公司

根据双方所签房屋租赁合同（合同编号：ZL-2012-007）以及房屋租赁合同续租协议（合同编号：ZL-2014-027）（以下都简称“原合同”）基础上，出租方和承租方经友好协商达成续约协议如下：

1、承租方继续租赁北京市朝阳区启阳路 4 号院 1 号楼 2 单元 5 层 503 房，建筑面积 192 平方米。

2、租赁期限 1 年，自 2016 年 6 月 1 日起至 2017 年 5 月 31 日止。

3、每月房租贰万贰仟壹佰玖拾贰元（小写：22192.00 元）。、

4、除以上各条款需修改或增设外，出租方及承租方将按原合同履行责任及义务。

以下空白

甲方：中国制浆造纸研究院

代表签字：胡波

日期：2015 年 5 月 8 日

乙方：雷克兰（北京）安全防护用品有限公司

代表签字：

日期：2016 年 5 月 8 日